Exhibit 99.1

Interleukin Genetics Announces Executive Management and Board Changes

WALTHAM, Mass., July 3 /PRNewswire-FirstCall/ — Interleukin Genetics, Inc. (Amex: ILI) today announced that Chief Executive Officer Tim Richerson is resigning to pursue other opportunities. Mr. Richerson will formally leave Interleukin on July 31, 2007 and until that time will oversee operations of the Company’s Alan James Group business and ensure an orderly transition. Thomas Curran, Interleukin’s Chairman of the Board, will assume the role of Interim Chief Executive Officer while the Board of Directors conducts a search for the best candidate for the role of CEO.

“Interleukin appreciates the dedication Tim has shown during his tenure as CEO, and we wish him the best in his future endeavors,” stated Mr. Curran. “Interleukin continues to make important progress to position our business to take advantage of the emerging personalized health marketplace. We are excited about 2008 and expect to have four genetic tests available for consumers in North America. In addition, we expect to launch our first genetic test internationally in 2009. With our scientific capabilities, strong marketing partner Alticor and the increasing personalization in healthcare, we are optimistic about future opportunities.”

Interleukin also announced that James Weaver has been named to the Board to serve as a Series A Director. Mr. Weaver is currently Vice President of Alticor Corporate Enterprises. Additionally, the company announced that David Finkelstein, Chief Strategy Officer, has resigned his position, effective immediately.

About Interleukin Genetics

Interleukin Genetics, Inc. is focused on developing, acquiring, and commercializing personalized health products that can help individuals improve and maintain their health through preventive measures. It uses functional genomics to help in the development of risk assessment tests based on the genetic variations in people. The Company also develops and markets nutritional and OTCeutical(R) products. Interleukin has commercialized genetic tests for periodontal disease risk assessment, cardiovascular risk assessment, and general nutrition assessment. In addition, through its Alan James Group subsidiary which it acquired in August 2006, Interleukin sells its nutritional product brands, including Ginkoba(R), Ginsana(R), and Venastat(R) through the nation’s largest food, drug and mass retailers. The Company’s current development programs focus on osteoporosis and weight management genetic risk assessment tests, as well as its new proprietary OTCeuticals for distribution through Alan James Group. The Company expects that these programs will also lead to the personalized selection of nutritional products, and provide consumers and healthcare professionals with better preventive product alternatives. For more information about Interleukin and its ongoing programs, please visit http://www.ilgenetics.com.

Certain statements contained herein are “forward-looking” statements including statements regarding our ability to develop diagnostic, personalized nutritional and therapeutic products to prevent or treat diseases of inflammation and other genetic variations, our ability to screen nutritional compounds for their effects on inflammatory responses and other genetic variations, given specific genetic patterns, and our ability to make progress in advancing our core technologies. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward- looking statements include, but are not limited to, the risk of market acceptance of our products, the risk of technology and product obsolescence, delays in product development, the performance of our commercial partners, the availability of adequate capital, the actions of our competitors and other competitive risks, our ability to integrate acquired businesses, our ability to maintain relationships with our important customers, and those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2006, as amended, filed with the Securities and Exchange Commission, our quarterly reports on Form 10-Q and other filings made by us with the Securities and Exchange Commission. We disclaim any obligation or intention to update these forward-looking statements.